ACQUISITION	6 Months Ended
Jun. 30, 2026
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
ACQUISITION	ACQUISITION
Acquisition of Just Group plc
On April 1, 2026, the Company closed the acquisition of Just in an all-cash transaction by acquiring all of the outstanding share capital of Just it did not already own, valuing Just at 219.60 pence per share. The remaining consideration primarily relates to the previously held equity interest in Just prior to the acquisition as well as the effective settlement of a previously held reinsurance agreement between a subsidiary of Just and a subsidiary of ANGI (see Note 12 for the details of this reinsurance arrangement).
Accounting for the acquisition of Just is not finalized, and there remains some measurement uncertainty on the acquisition valuation, which is pending completion of a comprehensive evaluation of the net assets acquired within the next twelve months. The financial statements as of June 30, 2026 reflect management’s current best estimate of the purchase price allocation. Final valuation of the assets acquired and liabilities assumed and the completion of the purchase price allocation will occur by the first quarter of 2027. As a result, the excess of the purchase price over the fair value of net assets acquired, representing goodwill of $615 million as of June 30, 2026 may be adjusted in future periods. Goodwill recognized is not deductible for income tax purposes.
The acquired business operations of Just contributed revenues of $1.3 billion and a net loss of $207 million to the Company for the period from April 1, 2026 to June 30, 2026. Had the acquisition occurred on January 1, 2025, the consolidated unaudited pro forma revenue and net income would be: (i) $4.0 billion and $10 million, respectively, for the three months ended June 30, 2026; (ii) $6.8 billion and a net loss of $451 million, respectively, for the six months ended June 30, 2026; (iii) $6.3 billion and $609 million, respectively, for the three months ended June 30, 2025; and (iv) $9.9 billion and $147 million, respectively, for the six months ended June 30, 2025. The pro forma amounts have been calculated using the subsidiary’s results and adjusting them for the revised depreciation and amortization that would have been charged assuming the fair value adjustments to investments, property and equipment and intangible assets had been applied from January 1, 2025, together with the consequential tax effects.
The following summarizes the consideration transferred, the fair value of assets acquired and liabilities assumed as of the acquisition date:

US$ MILLIONS
Cash consideration transferred	$2,757
Fair value of the Company’s interest in Just previously held(1)	298
Share-based compensation settlement	8
Effective settlement of a pre-existing relationship	(1,277)
Total	$1,786
Assets acquired:
Investments	$41,513
Cash and cash equivalents	2,715
Accrued investment income	440
Premiums due and other receivables	87
Deferred tax asset	54
Property and equipment	50
Intangible assets(2)	24
Other assets	131
Total assets acquired	45,014
Liabilities assumed:
Future policy benefits	36,750
Policyholders’ account balances	65
Non-recourse borrowings	1,271
Derivative liabilities	557
Payables under repurchase agreements	4,861
Other liabilities	339
Total liabilities assumed	43,843
Net assets acquired	1,171
Goodwill	$615
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(1)No gain or loss was recognized as a result of remeasuring to fair value our equity interest in Just immediately before the business combination.
(2)The useful life of intangible assets is approximately 3 years.
The Company identified that a reinsurance agreement between a subsidiary of Just and a subsidiary of ANGI constituted a pre-existing relationship in accordance with ASC 805 that would need to be effectively settled as part of the acquisition. The Company recognized an effective settlement gain of $30 million in “Investment related gains (losses)” in the statements of operations, which includes the effect of derecognizing accumulated other comprehensive income pertaining to changes in discount rate for future policy benefits of $97 million.
Acquisition-related costs incurred of $42 million were recorded as “Operating expenses” in the statements of operations.